UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                November 19, 2008

                                   __________

                                 XENOMICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     FLORIDA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        333-103083                                      04-3721895
 (COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER IDENTIFICATION NO.)

                          One Deer Park Drive, Suite F
                           Monmouth Junction, NJ 08852
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (732) 438-8290
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Effective November 19, 2008, Dr. Gianluigi Longinotti-Buitoni, Dr. David Sidransky and Mr. Abba Poliakoff resigned as directors of Xenomics, Inc. (the "Company").

     Effective upon their resignation, the Company's Board of Directors granted to Dr. Longinotti-Buitoni, Dr. Sidransky and Mr. Poliakoff, respectively, options to purchase 162,667, 284,334 and 25,000 shares of the Company's common stock at an exercise price of $0.79 per share. The options expire in November 2012. All unvested options previously held by such directors were terminated. In addition, the Company agreed to indemnify such directors for a period of three years against certain claims and losses arising from their service to the Company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   XENOMICS, INC.

Date: November 26, 2008                            By: /s/ Gary Anthony
                                                   -----------------------------
                                                   Gary Anthony
                                                   Vice President and Controller